UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: October 16, 2026

GENVOR INCORPORATED

(Exact name of Registrant as specified in its Charter)

Nevada	000-56589	83-2054746
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

1550 W Horizon Ridge Pkwy, Ste R #3040

Henderson, NV 89012

(Address of Principal Executive Offices)

(715) 903-6473

(Registrant’s Telephone Number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see general instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14-a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Title of each class	Trading Symbols(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised ﬁnancial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On October 16, 2026, Genvor Incorporated (the “Company”) issued to Dr. Jesse Jaynes, a member of the Company’s Board of Directors and the Company’s Chief Scientific Officer, a promissory note (the “Jaynes Note”), in consideration of Dr. Jaynes’ funding of $20,000 to the Company on October 8, 2026. The Jaynes Note includes a 2% original issue discount such that the original principal amount due to be paid to Dr. Jaynes is $20,408.16. The Jaynes Note accrues interest at the rate of 15% per annum, matures on April 8, 2027 (six months after funding), and is not convertible into equity of the Company.

On October 16, 2026, the Company issued to Dr. Clayton Yates, a member of the Company’s Board of Directors, a promissory note (the “Yates Note”), in consideration of Dr. Yates’ funding of $10,000 to the Company on October 8, 2026. The Yates Note includes a 2% original issue discount such that the original principal amount due to be paid to Dr. Yates is $10,204.08. The Yates Note accrues interest at the rate of 15% per annum, matures on April 8, 2027 (six months after funding), and is not convertible into equity of the Company.

The foregoing descriptions of the Jaynes Note and the Yates Note do not purport to be complete and are qualified in their entirety by reference to the full text of those promissory notes, copies of which are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Promissory Note, dated October 8, 2026, by the Company to Dr. Jesse Jaynes *

10.2	Promissory Note, dated October 8, 2026, by the Company to Dr. Clayton Yates *

104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 19, 2026

GENVOR INCORPORATED

By:	/s/ Chad Pawlak
Name:	Chad Pawlak
Title:	Chief Executive Officer

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